Exhibit 21

ALABAMA

Alabama-Tennessee Health Network, Inc.
CareOne Home Health Services, Inc.
Four Rivers Medical Center PHO, Inc.
Selma Medical Center Hospital, Inc.

ALASKA

Chugach PT, Inc.
Columbia Behavioral Healthcare, Inc.
Columbia North Alaska Healthcare, Inc.

ARKANSAS

Central Arkansas Provider Network, Inc.
Columbia Health System of Arkansas, Inc.

BERMUDA

Parthenon Insurance Company, Limited

CALIFORNIA

Birthing Facility of Beverly Hills, Inc.
C.H.L.H., Inc.
Center for Advanced Imaging, LLC
CFC Investments, Inc.
CH Systems
Chino Community Hospital Corporation, Inc.
Columbia ASC Management, L.P.
Columbia Fallbrook, Inc.
Columbia Riverside, Inc.
Columbia/HCA San Clemente, Inc.
Community Hospital of Gardena Corporation, Inc.
Encino Hospital Corporation, Inc.
Far West Division, Inc.
Galen-Soch, Inc.
Good Samaritan Surgery Center, L.P.
HCA Allied Health Services of San Diego, Inc.
HCA Health Services of California, Inc.
HCA Hospital Services of San Diego, Inc.
Healdsburg General Hospital, Inc.
L E Corporation
Las Encinas Hospital
Los Gatos Surgical Center, a California Limited Partnership
Los Gatos Surgical Center
Los Robles Regional Medical Center
Los Robles Hospital & Medical Center
Los Robles Surgicenter JV
Los Robles Surgicenter
MCA Investment Company
Mission Bay Memorial Hospital, Inc.
Neuro Affiliates Company
Psychiatric Company of California, Inc.
Riverside Healthcare System, L.P.
Riverside Community Hospital
Riverside Holdings, Inc.
Riverside Surgicenter, L.P.
San Joaquin Surgical Center, Inc.
San Jose Healthcare System, Inc.

San Jose Pathology Outreach, LLC
Southwest Surgical Clinic, Inc.
Surgicare of Beverly Hills, Inc.
Surgicare of Good Samaritan, LLC
Surgicare of Los Gatos, Inc.
Surgicare of Montebello, Inc.
Surgicare of Riverside, LLC
Surgicare of West Hills, Inc.
Ukiah Hospital Corporation
Visalia Community Hospital, Inc.
VMC Management, Inc.
VMC-GP, Inc.
West Hills Hospital
West Hills Hospital & Medical Center
West Hills Surgical Center, Ltd.
West Hills Surgical Center
West Los Angeles Physicians’ Hospital, Inc.
Westminster Community Hospital
Westside Hospital Limited Partnership
Windsor Health Group Medical Building Partnership

CAYMAN ISLANDS

Health Midwest Insurance Company, Ltd.

COLORADO

Bethesda Psychealth Ventures, Inc.
Colorado Health Systems, Inc.
Colorado Healthcare Management, LLC
Columbine Psychiatric Center, Inc.
Continental Division I, Inc.
Diagnostic Mammography Services, G.P.
Galen of Aurora, Inc.
HCA-HealthONE LLC
North Suburban Medical Center
Presbyterian/St. Luke’s Medical Center
Rose Medical Center
Sky Ridge Medical Center
Swedish Medical Center
The Medical Center of Aurora
Health Care Indemnity, Inc.
HealthONE at Breckenridge, LLC
HealthONE Clear Creek, LLC
HealthONE Clinic Services — Behavioral Health, LLC
HealthONE Clinic Services — Cardiovascular, LLC
HealthONE Clinic Services — Medical Specialties, LLC
HealthONE Clinic Services — Neurosciences, LLC
HealthONE Clinic Services — Obstetrics and Gynecology, LLC
HealthONE Clinic Services — Occupational Medicine, LLC
HealthONE Clinic Services — Pediatric Specialties, LLC
HealthONE Clinic Services — Primary Care, LLC
HealthONE Clinic Services — Surgical Specialties, LLC
HealthONE Clinic Services LLC
HealthONE Lowry, LLC
HealthONE of Denver, Inc.
HealthONE Urologic, LLC
Hospital-Based CRNA Services, Inc.

Lakewood Surgicare, Inc.
Mountain View MRI Associates, Ltd.
MOVCO, Inc.
New Rose Holding Company, Inc.
North Suburban Spine Center, L.P.
Musculoskeletal Surgery Center
Rocky Mountain Pediatric Hematology Oncology, LLC
Rocky Mountain Surgery Center, LLC
Rose Health Partners, LLC
Rose POB, Inc.
Surgicare of Denver Mid-Town, Inc.
Surgicare of North Suburban, LLC
Surgicare of Rose, LLC
Surgicare of Sky Ridge, LLC
Surgicare of Southeast Denver, Inc.
Surgicare of Swedish, LLC
Surgicare of Thornton, LLC
Swedish Medpro, Inc.
Swedish MOB II, Inc.
Swedish MOB III, Inc.
Swedish MOB IV, Inc.
Swedish MOB, LLC
Urology Surgery Center of Colorado, LLC

DELAWARE

AC Med, LLC
Aligned Business Consortium Group, L.P.
Alpharetta Imaging Services, LLC
Alternaco, LLC
American Medicorp Development Co.
Ami-Point GA, LLC
AOGN, LLC
AR Holding 1, LLC
AR Holding 2, LLC
AR Holding 3, LLC
AR Holding 4, LLC
AR Holding 5, LLC
AR Holding 6, LLC
AR Holding 7, LLC
AR Holding 8, LLC
AR Holding 9, LLC
AR Holding 10, LLC
AR Holding 11, LLC
AR Holding 12, LLC
AR Holding 13, LLC
AR Holding 14, LLC
AR Holding 15, LLC
AR Holding 16, LLC
AR Holding 17, LLC
AR Holding 18, LLC
AR Holding 19, LLC
AR Holding 20, LLC
AR Holding 21, LLC
AR Holding 22, LLC
AR Holding 23, LLC
AR Holding 24, LLC

AR Holding 25, LLC
AR Holding 26, LLC
AR Holding 27, LLC
AR Holding 28, LLC
AR Holding 29, LLC
AR Holding 30, LLC
Arkansas Medical Park, LLC
ASD Shared Services, LLC
Atlanta Healthcare Management, L.P.
Atlanta Market GP, Inc.
Atlanta Orthopaedic Surgical Center, Inc.
Aventura EFL Imaging Center, LLC
Bayshore Partner, LLC
Belton Family Practice Clinic, LLC
Blake Imaging, LLC
Boynton Beach EFL Imaging Center, LLC
Brunswick Hospital, LLC
C/HCA Capital, Inc.
C/HCA, Inc.
Cancer Centers of North Florida, LLC
Cardiovascular Center of Fort Worth, L.P.
Cardiovascular Ventures of Fort Worth, LLC
Carolina Forest Imaging Manager, LLC
Centerpoint Medical Center of Independence, LLC
Independence Regional Health Center
Central Florida Diagnostic Cardiology Center, LLC
Central Florida Imaging Services, LLC
Central Health Holding Company, Inc.
Central Health Services Hospice, Inc.
Chattanooga ASC, LLC
CHC Finance Co.
CHC Payroll Agent, Inc.
CHCA Bayshore, L.P.
Bayshore Medical Center
CHCA Clear Lake, L.P.
Clear Lake Regional Medical Center
CHCA Conroe, L.P.
Conroe Regional Medical Center
CHCA East Houston, L.P.
East Houston Regional Medical Center
CHCA Hospital LP, Inc.
CHCA Mainland, L.P.
Mainland Medical Center
CHCA Palmyra Partner, Inc.
CHCA West Houston, L.P.
West Houston Medical Center
CHCA Woman’s Hospital, L.P.
Woman’s Hospital of Texas
Cheray and Samuels, LLC
Clear Lake Merger, LLC
Clear Lake Regional Partner, LLC
Clearwater GP, LLC
ClinicServ, LLC
CMS GP, LLC
Coastal Bend Hospital, Inc.
Coastal Healthcare Services, Inc.

Cobb Imaging Services, LLC
Coliseum Health Group, LLC
Coliseum Medical Center, LLC
Coliseum Medical Centers
Coliseum Psychiatric Center, LLC
Coliseum Psychiatric Center
Coliseum Surgery Center, L.L.C.
Columbia Behavioral Health, LLC
Columbia EFL Imaging Center, LLC
Columbia Homecare Group, Inc.
Columbia Hospital (Palm Beaches) Limited Partnership
Columbia Hospital
Columbia Hospital Corporation of Fort Worth
Columbia Hospital Corporation of Houston
Columbia Hospital Corporation-Delaware
Columbia Management Companies, Inc.
Columbia Mesquite Health System, L.P.
Columbia Palm Beach GP, LLC
Columbia Rio Grande Healthcare, L.P.
Rio Grande Regional Hospital
Columbia Valley Healthcare System, L.P.
Valley Regional Medical Center
Columbia Westbank Healthcare, L.P.
Columbia/HCA Middle East Management Company
Columbia-SDH Holdings, Inc.
Columbus Cath Lab, Inc.
Columbus Cath Lab, LLC
Concept EFL Imaging Center, LLC
Concept West EFL Imaging Center, LLC
Conroe Partner, LLC
CoralStone Management, Inc.
COSCORP, LLC
CPS TN Processor 1, Inc.
CRMC-M, LLC
Dallas/Ft. Worth Physician, LLC
Danforth Hospital, Inc.
Delray EFL Imaging Center, LLC
Delta Division, Inc.
Denton Cancer Center, LLC
DeSoto Family Practice, LLC
Doctors Hospital of Augusta, LLC
Doctors Hospital
Douglasville Imaging Services, LLC
Drake Development Company
Drake Development Company II
Drake Development Company III
Drake Development Company IV
Drake Development Company V
Drake Development Company VI
Drake Management Company
EarthStone HomeHealth Company
East Florida Imaging Holdings, LLC
East Houston Partner, LLC
Edmond Regional Medical Center, LLC
Edmond Medical Center

Electa Health Network, LLC
EMMC, LLC
EP Health, LLC
EP Holdco, LLC
EPIC Development, Inc.
EPIC Diagnostic Centers, Inc.
EPIC Healthcare Management Company
EPIC Surgery Centers, Inc.
Extendicare Properties, Inc.
Fairview Park GP, LLC
Fairview Partner, LLC
Family Care of E. Jackson County, LLC
FHAL, LLC
Forest Park Surgery Pavilion, Inc.
Forest Park Surgery Pavilion, L.P.
Fort Bend Hospital, Inc.
Galen (Kansas) Merger, LLC
Galen BH, Inc.
Galen Finance, LLC
Galen Global Finance, Inc.
Galen GOK, LLC
Galen Holdco, LLC
Galen Hospital Alaska, Inc.
Alaska Regional Hospital
Galen International Capital, Inc.
Galen International Holdings, Inc.
Galen KY, LLC
Galen LA, LLC
Galen MCS, LLC
Galen Medical Corporation
Galen MRMC, LLC
Galen NMC, LLC
Galen NSH, LLC
Galen SOM, LLC
Galen SSH, LLC
Galendeco, Inc.
GalTex, LLC
Garden Park Community Hospital Limited Partnership
Gardens EFL Imaging Center, LLC
Gary Berger, DO, LLC
General Healthserv, LLC
Georgia Health Holdings, Inc.
Georgia, L.P.
GHC-Galen Health Care, LLC
GKI Lawrence, LLC
Glendale Surgical, LLC
Good Samaritan Hospital, L.P.
Good Samaritan Hospital
Good Samaritan Hospital, LLC
Goppert-Trinity Family Care, LLC
GPCH-GP, Inc.
Garden Park Medical Center
Grand Strand Regional Medical Center, LLC
Grand Strand Regional Medical Center
Grandview Health Care Clinic, LLC
H.H.U.K., Inc.

HCA — IT&S Field Operations, Inc.
HCA — IT&S Inventory Management, Inc.
HCA Health Services of Midwest, Inc.
HCA Holdco, LLC
HCA Imaging Services of North Florida, Inc.
HCA Management Services, L.P.
HCA Outpatient Imaging Services Group, Inc.
HCA Property GP, LLC
HCA Psychiatric Company
HCA Squared, LLC
HCA Switzerland Holding Sàrl
HCA Wesley Rehabilitation Hospital, Inc.
Health Services (Delaware), Inc.
Health Services Merger, Inc.
Healthcare Technology Assessment Corporation
Healthco, LLC
Healthnet of Kentucky, LLC
Healthserv Acquisition, LLC
Healthtrust MOB Tennessee, LLC
Healthtrust MOB, LLC
Healthtrust Purchasing Group, L.P.
Healthtrust, Inc. — The Hospital Company
Hearthstone Home Health, Inc.
Heloma Operations, LLC
Hendersonville ODC, LLC
Henrico Doctors Hospital — Forest Campus Property, LLC
HHNC, LLC
HM EHS, LLC
HM NKCH, LLC
HM OMCOS, LLC
Holden Family Health Care, LLC
Hospital Corp., LLC
Hospital Development Properties, Inc.
Hospital of South Valley, LLC
Hospital Partners Merger, LLC
Houston Healthcare Holdings, Inc.
Houston Woman’s Hospital Partner, LLC
HSS Holdco, LLC
HSS Systems VA, LLC
HSS Systems, LLC
HTI Hospital Holdings, Inc.
Independence Regional Medical Group, LLC
Indian Path, LLC
Indianapolis Hospital Partner, LLC
Integrated Regional Laboratories, LLP
Internal Medicine Associates of Lee’s Summit, LLC
Jackson County Medical Group, LLC
JCSH, LLC
JCSHLP, LLC
JFK Medical Center Limited Partnership
JFK Medical Center
Jupiter EFL Imaging Center, LLC
JV Investor, LLC
Kansas Healthserv, LLC
Katy Medical Center, Inc.
Kendall EFL Imaging Center, LLC

Kendall Regional Medical Center, LLC
Lake City Health Centers, Inc.
Lake Hearn Imaging Services, LLC
Lakeland Medical Center, LLC
Lakeside Radiology, LLC
Lakeview Medical Center, LLC
Lakeview Regional Medical Center
Laredo Medco, LLC
Lawrence Amdeco, LLC
Lawrence Medical, LLC
Lee’s Summit Family Care, LLC
Lewis-Gale Medical Center, LLC
Lewis-Gale Medical Center
Louisiana Hospital Holdings, Inc.
Low Country Health Services, Inc. of the Southeast
Macon Healthcare, LLC
Macon Northside Health Group, LLC
Macon Northside Hospital, LLC
Coliseum Northside Hospital
Mainland Partner, LLC
Management Services Holdings, Inc.
Management Services LP, LLC
McKinley & Associates, LLC
Medical Arts Hospital of Texarkana, Inc.
Medical Care America, LLC
Medical Care Financial Services Corp.
Medical Care Real Estate Finance, Inc.
Medical Center of Plano Partner, LLC
Medical Centers of Oklahoma, LLC
Medical City Dallas Partner, LLC
Medical Corporation of America
Medical Office Buildings of Kansas, LLC
Medical Specialties, Inc.
Medistone Healthcare Ventures, Inc.
MediVision of Mecklenburg County, Inc.
MediVision of Tampa, Inc.
MediVision, Inc.
Memorial Southside Cancer Center, LLC
Miami Beach EFL Imaging Center, LLC
MidAmerica Oncology, LLC
Mid-Continent Health Services, Inc.
Middle Georgia Hospital, LLC
Midtown Diagnostics, LLC
Midtown ID Clinic, LLC
Midwest Division — ACH, LLC
Allen County Hospital
Midwest Division — CMC, LLC
Midwest Division — LRHC, LLC
Lafayette Regional Health Center
Midwest Division — LSH, LLC
Lee’s Summit Hospital
Midwest Division — MCI, LLC
Medical Center of Independence
Midwest Division — MII, LLC
Midwest Division — MMC, LLC
Menorah Medical Center

Midwest Division — OPRMC, LLC
Overland Park Regional Medical Center
Midwest Division — PFC, LLC
Midwest Division — RMC, LLC
Research Medical Center
Midwest Division — RPC, LLC
Research Psychiatric Center
Midwest Division — TLM, LLC
Midwest Holdings, Inc.
Midwest Medicine Associates, LLC
Midwest Metropolitan Physicians Group, LLC
Midwest Physician Services Lab, LLC
Mobile Corps., Inc.
MRT&C, Inc.
Nashville Shared Services General Partnership
New North Palm Beach County Surgery Center, Ltd.
North Brandon Imaging, LLC
North Florida Cancer Center Lake City, LLC
North Florida Cancer Center Live Oak, LLC
North Florida Cancer Center Tallahassee, LLC
North Florida Radiation Oncology, LLC
North Miami Beach Surgery Center Limited Partnership
North Miami Beach Surgical Center
North Miami Beach Surgical Center, LLC
North Tampa Imaging, LLC
North Texas Medical Center, Inc.
Northeast Florida Cancer Services, LLC
Northwest Fla. Home Health Agency, Inc.
Notami Hospitals, LLC
Notami Louisiana Holdings, Inc.
Notami, LLC
Notco, LLC
NTGP, LLC
NTMC Ambulatory Surgery Center, L.P.
NTMC Management Company
NTMC Venture, Inc.
Ocala Stereotactic Radiosurgery Partner, LLC
Ocala Stereotactic Radiosurgery, LLC
OMI Management, LLC
OneSource Med Acquisition Company
Orange City Imaging Services, LLC
Orlando Outpatient Surgical Center, Inc.
Outpatient Cardiovascular Center of Central Florida, LLC
Outpatient GP, LLC
Outpatient LP, LLC
Outpatient Services — LAD, LLC
Outpatient Services — River Oaks Imaging — Clear Lake, L.P.
Outpatient Services — River Oaks Imaging — Conroe, L.P.
Outpatient Services — River Oaks Imaging — East Houston, L.P.
Outpatient Services — River Oaks Imaging — Houston, L.P.
Outpatient Services — River Oaks Imaging — Humble, L.P.
Outpatient Services — River Oaks Imaging — Medical Center, L.P.
Outpatient Services — River Oaks Imaging — Pasadena, L.P.
Outpatient Services — River Oaks Imaging — Sugar Land, L.P.
Outpatient Services — River Oaks Imaging — West Houston, L.P.
Outpatient Services — River Oaks Imaging — Willowbrook, L.P.

Outpatient Services Holdings, Inc.
Palm Beach EFL Imaging Center, LLC
Palms West Hospital Limited Partnership
Palms West Hospital
Palmyra Park GP, Inc.
Paragon SDS, Inc.
Paragon WSC, Inc.
Parkway Hospital, Inc.
Pearland Partner, LLC
Pinellas Medical, LLC
Pioneer Medical, LLC
Plano Heart Institute, L.P.
Plano Heart Management, LLC
Plantation General Hospital Limited Partnership
Plantation General Hospital
PMM, Inc.
POH Holdings, LLC
Portsmouth Regional Ambulatory Surgery Center, LLC
Portsmouth Regional Ambulatory Surgery Center
Preferred Works WC, LLC
Primary Care Acquisition, Inc.
Primary Medical Management, Inc.
Radiation Oncology Manager, LLC
RCH, LLC
Red Rock at Maryland Parkway, LLC
Red Rock at Smoke Ranch, LLC
Red Rock Holdco, LLC
Reston Hospital Center, LLC
Reston Hospital Center
RHA MSO, LLC
Richmond Imaging Merger, LLC
Riverside Hospital, Inc.
Riverside Imaging, LLC
RMC HBP, LLC
Rockhill General Surgery, LLC
Round Rock Hospital, Inc.
Samaritan, LLC
San Bernardino Imaging, LLC
San Jose Healthcare System, LP
Regional Medical Center of San Jose
San Jose Hospital, L.P.
San Jose Medical Center, LLC
San Jose, LLC
San Pablo ASC, LLC
Sarah Cannon Research Institute, LLC
SCRI Holdings, LLC
SJMC, LLC
Sleep Lab at Menorah Medical Center, LLC
SMCH, LLC
South Bay Imaging, LLC
South Brandon Imaging, LLC
South Dade GP, LLC
South Valley Hospital, L.P.
Southtown Women’s Clinic, LLC
Spalding Rehabilitation L.L.C.
Spalding Rehabilitation Hospital

Spring Branch GP, LLC
Spring Branch LP, LLC
Spring Hill Imaging, LLC
Springview KY, LLC
SR Medical Center, LLC
State Line Medical Group, LLC
State Line Urgent Care, LLC
Stones River Hospital, LLC
Suburban Medical Center at Hoffman Estates, Inc.
Summit General Partner, Inc.
Summit Medical Assoc., LLC
Summit Outpatient Diagnostic Center, LLC
Sun Bay Medical Office Building, Inc.
Sun City Imaging, LLC
Suncoast Physician Practice, LLC
Sun-Med, LLC
Sunrise Hospital and Medical Center, LLC
Sunrise Hospital & Medical Center
Surgicare of Denton, Inc.
Surgicare of Plano, Inc.
Surgico, LLC
SVH, LLC
Swedish MOB Acquisition, Inc.
Terre Haute Hospital GP, Inc.
Terre Haute Hospital Holdings, Inc.
Terre Haute Regional Hospital, L.P.
Terre Haute Regional Hospital
The Medical Group of Kansas City, LLC
Town Plaza Family Practice, LLC
Tri-Cities Rehabilitation Hospital, L.P.
Trident Medical Center, LLC
Trident Medical Center
Tuckahoe Surgery Center, LP
Tuckahoe Surgery Center
Ultra Imaging Management Services, LLC
Ultra Imaging of Tampa, LLC
Utah Medco, LLC
Value Health Management, Inc.
VHSC Plantation, LLC
VHSC Pompano Beach, LLC
Vicksburg Diagnostic Services, L.P.
Washington Holdco, LLC
Wesley Cath Lab, LLC
Wesley Manager, LLC
Wesley Medical Center, LLC
Wesley Medical Center
West Florida Imaging Services, LLC
West Florida PET Services, LLC
West Houston, LLC
Westbury Hospital, Inc.
Westside EFL Imaging Center, LLC
WHG Medical, LLC
WJHC, LLC
Woman’s Hospital Merger, LLC
Women’s Hospital Indianapolis GP, Inc.
Women’s Hospital Indianapolis, L.P.

WPPC, LLC
Yates Center Family Health, LLC

FLORIDA

AAL Holdings, Inc.
All About Learning, LLC
All About Staffing, Inc.
Ambulatory Laser Associates, GP
Ambulatory Surgery Center Group, Ltd.
Ambulatory Surgery Center
Aventura Cardiovascular Surgeons, LLC
Aventura Comprehensive Cancer Research Group of Florida, Inc.
Aventura Neurosurgery, LLC
BAMI Property, LLC
Bannerman Family Care, LLC
Bay Hospital, Inc.
Gulf Coast Medical Center
Bayonet Point Surgery Center, Ltd.
Bayonet Point Surgery and Endoscopy Center
Beach Primary Care, LLC
Belleair Surgery Center, Ltd.
Belleair Surgery Center
Big Cypress Medical Center, Inc.
Bluewater Bay General Surgery, LLC
Bluewater Bay Urology, LLC
Bonita Bay Surgery Center, Inc.
Bonita Bay Surgery Center, Ltd.
Brandon Surgi-Center, Ltd.
Brandon Surgery Center
Bridges Surgical Group, LLC
Broward Healthcare System, Inc.
Broward Neurosurgeons, LLC
Broward Physician Practices, Ltd.
Cape Coral Surgery Center, Inc.
Cape Coral Surgery Center, Ltd.
CCH-GP, Inc.
Cedarcare, Inc.
Cedars BTW Program, Inc.
Cedars Cardiovascular Surgeons, LLC
Cedars Gastroenterologists, LLC
Cedars Healthcare Group, Ltd.
Cedars Medical Center
Cedars International Cardiology Consultants, LLC
Cedars Medical Center Hospitalists, LLC
Cedars Neurosurgery, LLC
Central Florida Cardiology Interpretations, LLC
Central Florida Division Practice, Inc.
Central Florida Obstetrics & Gynecology Associates, LLC
Central Florida Radiology, LLC
Central Florida Regional ENT, LLC
Central Florida Regional Hospital, Inc.
Central Florida Regional Hospital
Central Florida Regional Obstetrics and Gynecology, LLC
Clearwater Community Hospital Limited Partnership
Coastal Cardiac Diagnostics, Ltd.
Collier County Home Health Agency, Inc.

Columbia Behavioral Health, Ltd.
Columbia Behavioral Healthcare of South Florida, Inc.
Columbia Central Florida Division, Inc.
Columbia Development of Florida, Inc.
Columbia Eye and Specialty Surgery Center, Ltd.
Tampa Eye & Specialty Surgery Center
Columbia Florida Group, Inc.
Columbia Homecare — Central Florida, Inc.
Columbia Homecare — North Florida Division, Inc.
Columbia Hospital Corporation of Central Miami
Columbia Hospital Corporation of Kendall
Columbia Hospital Corporation of Miami
Columbia Hospital Corporation of Miami Beach
Columbia Hospital Corporation of North Miami Beach
Columbia Hospital Corporation of South Broward
Westside Regional Medical Center
Columbia Hospital Corporation of South Dade
Columbia Hospital Corporation of South Florida
Columbia Hospital Corporation of South Miami
Columbia Hospital Corporation of Tamarac
Columbia Hospital Corporation-SMM
Columbia Jacksonville Healthcare System, Inc.
Columbia Lake Worth Surgical Center Limited Partnership
Columbia Midtown Joint Venture
Columbia North Central Florida Health System Limited Partnership
Columbia North Florida Regional Medical Center Limited Partnership
Columbia Ocala Regional Medical Center Physician Group, Inc.
Columbia Palm Beach Healthcare System Limited Partnership
Columbia Park Healthcare System, Inc.
Columbia Park Medical Center, Inc.
Columbia Physician Services — Florida Group, Inc.
Columbia Primary Care, LLC
Columbia Resource Network, Inc.
Columbia Tampa Bay Division, Inc.
Columbia-Osceola Imaging Center, Inc.
Community Orthopedics and Hand Surgery, LLC
Coral Springs Surgi-Center, Ltd.
Surgery Center at Coral Springs
Countryside Surgery Center, Ltd.
Countryside Surgery Center
Cypress Physician Group, LLC
Dade Physician Practices, Ltd.
Daytona Medical Center, Inc.
Destin Cardiology, LLC
Destin Primary Care, LLC
Diagnostic Breast Center, Inc.
Doctors Hospital Physician-Hospital Organization, Inc.
Doctors Osteopathic Medical Center, Inc.
Doctors Same Day Surgery Center, Inc.
Doctors Same Day Surgery Center, Ltd.
Doctors Same Day Surgery Center
Doctors’ Special Surgery Center of Jacksonville, Ltd.
DOMC Property, LLC
East Florida Division, Inc.
East Pointe Hospital, Inc.
Edward White Hospital, Inc.

Edward White Hospital
Emerald Coast Behavioral Medicine, LLC
Englewood Community Hospital, Inc.
Englewood Community Hospital
Fawcett Memorial Hospital, Inc.
Fawcett Memorial Hospital
Florida Home Health Services-Private Care, Inc.
Florida Outpatient Surgery Center, Ltd.
Florida Surgery Center
Florida Primary Physicians, Inc.
Fort Myers Market, Inc.
Fort Pierce Immediate Care Center, Inc.
Fort Pierce Orthopaedics, LLC
Fort Pierce Surgery Center, Ltd.
Fort Walton Beach Medical Center, Inc.
Fort Walton Beach Medical Center
Freeport Family Medicine, LLC
Ft. Pierce Surgicare, LLC
Ft. Walton Beach General Surgery, LLC
Ft. Walton Beach Internal Medicine, LLC
Ft. Walton Beach Medical Practices, LLC
Gainesville GYN Oncology of North Florida Regional Medical Center, LLC
Galen Diagnostic Multicenter, Ltd.
Galen Hospital-Pembroke Pines, Inc.
Galen of Florida, Inc.
St. Petersburg General Hospital
Galencare, Inc.
Brandon Regional Hospital
Gateway Internal Medicine, LLC
Gateway Surgical Group, LLC
Grant Center Hospital of Ocala, Inc.
Greater Ft. Myers Physician Practices, Ltd.
Gulf Coast General Surgery, LLC
Gulf Coast Health Technologies, Inc.
Gulf Coast Medical Center Primary Care, LLC
Gulf Coast Physicians, Inc.
Hamilton Memorial Hospital, Inc.
HCA Family Care Center, Inc.
HCA Health Services of Florida, Inc.
Blake Medical Center
Oak Hill Hospital
Regional Medical Center Bayonet Point
St. Lucie Medical Center
HD&S Corp. Successor, Inc.
Heritage Family Care, LLC
Homecare North, Inc.
Hospital Corporation of Lake Worth
Hyperbaric and Wound Care Services of Ocala, LLC
Imaging and Surgery Centers of Florida, Inc.
Imaging Corp. of the Palm Beaches
Imaging Services of Orlando, LLC
Imaging Services of Panama City, LLC
Immediate Care Center of Live Oak, LLC
Integrated Regional Lab, LLC
Internal Medicine of Tallahassee, LLC
Internal Medicine Services of Osceola, LLC

Jacksonville Market, Inc.
Jacksonville Physician Practices, Ltd.
Jacksonville Surgery Center, Ltd.
Jacksonville Surgery Center
JFK Occupational Medicine, LLC
JFK Real Properties, Ltd.
Kendall Healthcare Group, Ltd.
Kendall Regional Medical Center
Kendall Therapy Center, Ltd.
Kendall Urology, LLC
Kingsley Family Care, LLC
Kissimmee Surgicare, Ltd.
Kissimmee Surgery Center
LAD Imaging, LLC
Lake Mary Imaging, LLC
Lakewood Park Walk-In Clinic, LLC
Largo Cardiology, LLC
Largo Medical Center, Inc.
Largo Medical Center
Lawnwood Cardiovascular Surgery, LLC
Lawnwood Medical Center, Inc.
Lawnwood Regional Medical Center & Heart Institute
Lawnwood Neurosurgery, LLC
Lawnwood Pavilion Physician Services, LLC
Lehigh Physician Practice, Ltd.
M & M of Ocala, Inc.
Mahan Medical, LLC
Manatee Surgicare, Ltd.
Gulf Coast Surgery Center
Marion Community Hospital, Inc.
Ocala Regional Medical Center
Medical Associates of Ocala, LLC
Medical Center of Port St. Lucie, Inc.
Medical Center of Santa Rosa, Inc.
Medical Imaging Center of Ocala
Medical Partners of North Florida, LLC
Memorial Diagnostic Services, Inc.
Memorial Family Practice Associates, LLC
Memorial Healthcare Group, Inc.
Memorial Hospital Jacksonville
Specialty Hospital Jacksonville
Memorial Neurosurgery Group, LLC
Memorial Primary Care, LLC
Memorial Surgicare, Ltd.
Plaza Surgery Center
Plaza Surgery Center II
Memorial Urgent Care — Mandarin, LLC
MHS Partnership Holdings JSC, Inc.
MHS Partnership Holdings SDS, Inc.
Miami Beach Healthcare Group, Ltd.
Aventura Hospital and Medical Center
Miami Lakes Surgery Center, Ltd.
Naples Physician Practices, Ltd.
Navarre Family Care, LLC
Network MS of Florida, Inc.

New Port Richey Hospital, Inc.
Community Hospital
New Port Richey Surgery Center, Ltd.
New Port Richey Surgery Center
Niceville Family Practice, LLC
Niceville General Surgery, LLC
Niceville Primary Care Bluewater Bay, LLC
North Central Florida Health System, Inc.
North Central Florida Physician Practices, Ltd.
North Florida Division I, Inc.
North Florida Division Practice, Inc.
North Florida GI Center GP, Inc.
North Florida GI Center, Ltd.
North Florida Immediate Care Center — Springhill, LLC
North Florida Immediate Care Center, Inc.
North Florida Infusion Corporation
North Florida Neurosurgery, LLC
North Florida Outpatient Imaging Center, Ltd.
North Florida Physician Services, Inc.
North Florida Practice Management, Inc.
North Florida Regional Investments, Inc.
North Florida Regional Medical Center, Inc.
North Florida Regional Medical Center
North Florida Regional Otolaryngology, LLC
North Florida Rehab Investments, LLC
North Florida Surgical Associates, LLC
North Palm Beach County Surgery Center, Ltd.
North County Surgicenter
North Tampa Physician Practices, Ltd.
Northside MRI, Inc.
Northwest Florida Healthcare Systems, Inc.
Northwest Medical Center, Inc.
Northwest Medical Center
Notami Hospitals of Florida, Inc.
Lake City Medical Center
Oak Hill Acquisition, Inc.
Oak Hill Family Care, LLC
Oak Hill Hospitalists, LLC
Ocala Regional Outpatient Services, Inc.
Okaloosa Hospital, Inc.
Twin Cities Hospital
Okeechobee Hospital, Inc.
Raulerson Hospital
OneSource Health Network of South Florida, Inc.
Orange Park Hospitalists, LLC
Orange Park Medical Center, Inc.
Orange Park Medical Center
Orlando Physician Practices, Ltd.
Orlando Surgicare, Ltd.
Same Day Surgicenter of Orlando
Osceola Neurological Associates, LLC
Osceola Regional Hospital, Inc.
Osceola Regional Medical Center
Outpatient Surgical Services, Ltd.
Outpatient Surgical Services
P&L Associates

Pace Obstetrics and Gynecology, LLC
Palm Beach General Surgery, LLC
Palm Beach Healthcare System, Inc.
Palm Beach Hospitalists Program, LLC
Palm Beach Neurosurgery, LLC
Palm Beach Physician Practices, Ltd.
Palms West Pediatric Neurosurgery, Inc.
Palms West Surgery Center, Ltd.
Palms West Surgicenter
Panhandle Physician Practices, Ltd.
Park South Imaging Center, Ltd.
PCMC Physician Group, Inc.
Pensacola Primary Care, Inc.
Pinellas Surgery Center, Ltd.
Center for Special Surgery
Plantation Diabetes and Metabolism Clinic, LLC
Plantation Ortho, LLC
Plantation Pediatric Neurosurgery, LLC
Port St. Lucie Surgery Center, Ltd.
St. Lucie Surgery Center
Premier Medical Management, Ltd.
Primary Care Medical Associates, Inc.
Pulmonary Specialists of Lake City, LLC
Putnam Hospital, Inc.
Raulerson General Surgery Group, LLC
Roosevelt Family Care, LLC
San Pablo Surgery Center, Ltd.
Sarasota Doctors Hospital, Inc.
Doctors Hospital of Sarasota
South Bay Physician Clinics, Inc
South Broward Medical Practice Partners, Ltd.
South Broward Practices, Inc.
South Dade Healthcare Group, Ltd.
South Florida Division Practice, Inc.
South Tampa Physician Practices, Ltd.
Southwest Florida Division Practice, Inc.
Southwest Florida Health System, Inc.
Southwest Florida Regional Medical Center, Inc.
Space Coast Surgical Center, Ltd.
Merritt Island Surgery Center
Spinal Disorder and Pain Treatment Institute, LLC
Spine Care Centers of West Florida, LLC
St. Lucie General Surgery, LLC
St. Lucie Medical Center Walk-In Clinic, LLC
St. Lucie West Primary Care, LLC
St. Petersburg General Surgery, LLC
Sun City Hospital, Inc.
South Bay Hospital
Surgery Center of Aventura, Ltd.
Surgery Center of Aventura
Surgery Center of Ft. Pierce, Ltd
Surgery Center of Ft. Pierce
Surgery Center of Port Charlotte, Ltd.
Gulf Pointe Surgery Center
Surgical Park Center, Ltd.
Surgical Park Center

Surgicare America — Winter Park, Inc.
Surgicare of Altamonte Springs, Inc.
Surgicare of Aventura, LLC
Surgicare of Bayonet Point, Inc.
Surgicare of Brandon, Inc.
Surgicare of Central Florida, Inc.
Surgicare of Central Florida, Ltd.
Central Florida Surgicenter
Surgicare of Countryside, Inc.
Surgicare of Florida, Inc.
Surgicare of Ft. Pierce, Inc.
Surgicare of Kissimmee, Inc.
Surgicare of Manatee, Inc.
Surgicare of Merritt Island, Inc.
Surgicare of Miami Lakes, LLC
Surgicare of New Port Richey, Inc.
Surgicare of Orange Park, Inc.
Surgicare of Orange Park, Ltd.
Orange Park Surgery Center
Surgicare of Orlando, Inc.
Surgicare of Palms West, LLC
Surgicare of Pinellas, Inc.
Surgicare of Plantation, Inc.
Surgicare of Port Charlotte, LLC
Surgicare of Port St. Lucie, Inc.
Surgicare of St. Andrews, Inc.
Surgicare of St. Andrews, Ltd.
Surgery Center at St. Andrews
Surgicare of Stuart, Inc.
Surgicare of Tallahassee, Inc.
Surgicare of West Palm Beach, Ltd.
Tallahassee Community Network, Inc.
Tallahassee General Surgeons, LLC
Tallahassee Gyn-Oncology, LLC
Tallahassee Imaging Services, LLC
Tallahassee Medical Center, Inc.
Capital Regional Medical Center
Tallahassee Orthopedic Surgery Partners, Ltd.
Tallahassee Outpatient Surgery Center
Tallahassee Physician Practices, Ltd.
Tampa Bay Division Practice, Inc.
Tampa Bay Health System, Inc.
Tampa Surgi-Centre, Inc.
TCH Physician Group, Inc.
The Neurohealth Sciences Center, LLC
The Tallahassee Diagnostic Imaging Center Partnership
The Urology Center at Central Florida Regional Hospital, LLC
Thoracic & Cardiovascular Surgeons, LLC
Total Imaging — Hudson, LLC
Total Imaging — North St. Petersburg, LLC
Travel Medicine and Infections, Inc.
Treasure Coast Physician Practices, Ltd.
Twin Cities Primary Care — Destin, LLC
Twin Cities Primary Care, LLC
University Hospital, Ltd.
University Hospital and Medical Center

Volusia Healthcare Network, Inc.
West Broward Hand & Ortho, LLC
West Florida Anesthesia Services, LLC
West Florida Behavioral Health, Inc.
West Florida Division, Inc.
West Florida HealthWorks, LLC
West Florida Heart Center, LLC
West Florida Inpatient Medicine, LLC
West Florida Internal Medicine, LLC
West Florida Regional Medical Center, Inc.
West Florida Hospital
Westside Surgery Center, Ltd.
Parkside Surgery Center
Wildwood Medical Center, Inc.
Winter Park Healthcare Group, Ltd.
Women’s Health Center of Central Florida, LLC
Wound and Hyperbaric Center, LLC

GEORGIA

Acworth Imaging Center, LLC
Albany Family Practice, LLC
Albany Neurosurgery Center, LLC
AOSC Sports Medicine, Inc.
Atlanta Home Care, L.P.
Atlanta Outpatient Surgery Center, Inc.
Atlanta Surgery Center, Ltd.
Atlanta Outpatient Peachtree Dunwoody Center
Atlanta Outpatient Surgery Center
Augusta Inpatient Services, LLC
Augusta Physician Practice Company
Buckhead Surgical Services, L.P.
Buckhead Ambulatory Surgery Center
Byron Family Practice, LLC
Cartersville Medical Center, LLC
Cartersville Medical Center
Cartersville Occupational Medicine Center, LLC
Cartersville Physician Practice I, LLC
Cartersville Physician Practice Network, Inc.
Cartersville Urgent Care, LLC
Center for Colorectal Care, LLC
Central Health Services, Inc.
Chatsworth Hospital Corp.
CHHC of Chattanooga, Inc.
Church Street Partners
Coliseum Health Group, Inc.
Coliseum Park Hospital, Inc.
Coliseum Primary Healthcare — Macon, LLC
Coliseum Primary Healthcare — Riverside, LLC
Coliseum Same Day Surgery Center, L.P.
Coliseum Same Day Surgery Center
Coliseum-Houston ASC, L.P.
Coliseum-Houston GP, LLC
Columbia Coliseum Same Day Surgery Center, Inc.
Columbia Physicians Services, Inc.
Columbia Polk General Hospital, Inc.
Polk Medical Center

Columbia Redmond Occupational Health, Inc.
Columbia Surgicare of Augusta, Ltd.
Augusta Surgical Center
Columbia-Georgia PT, Inc.
Columbus Cardiology, Inc.
Columbus Doctors Hospital, Inc.
Community Home Nursing Care, Inc.
Dekalb Home Health Services, Inc.
Diagnostic Services, G.P.
Doctors Hospital Center for Occupational Medicine, LLC
Doctors Hospital Columbus GA-Joint Venture
Doctors Hospital
Doctors Hospital Surgery Center, L.P.
Evans Surgery Center
Doctors-I, Inc.
Doctors-II, Inc.
Doctors-III, Inc.
Doctors-IV, Inc.
Doctors-IX, Inc.
Doctors-V, Inc.
Doctors-VI, Inc.
Doctors-VII, Inc.
Doctors-VIII, Inc.
Doctors-X, Inc.
Dublin Community Hospital, LLC
Dunwoody Physician Practice Network, Inc.
Eagle Springs Primary Care, LLC
Eastside General Surgery, LLC
Eastside Medicine, LLC
EHCA Diagnostics, LLC
EHCA Eastside Occupational Medicine Center, LLC
EHCA Eastside, LLC
Emory Eastside Medical Center
EHCA Johns Creek Holdings, LLC
EHCA Johns Creek, LLC
Emory Johns Creek Hospital
EHCA Metropolitan, LLC
EHCA Parkway, LLC
EHCA Peachtree, LLC
EHCA West Paces, LLC
EHCA, LLC
Evans Diagnostic Imaging Center, LLC
Fairview Park, Limited Partnership
Fairview Park Hospital
Fairview Physician Practice Company
Family Medicine at Northside, LLC
Gainesville Cardiology, Inc.
General & Thoracic Surgery of Georgia, LLC
Georgia Psychiatric Company, Inc.
Grace Family Practice, LLC
Grayson Primary Care, LLC
Greater Gwinnett Internal Medicine Associates, LLC
Greater Gwinnett Physician Corporation
Gwinnett Community Hospital, Inc.
HCA Health Services of Georgia, Inc.
Hughston Orthopedic Hospital

HCOL, Inc.
Health Care Management Corporation
Heritage Medical Care, LLC
Hughston Hospital Services, LLC
Infectious Diseases Consultants of Southwest Georgia, LLC
Lee County Surgical Center, L.P.
LPOM, LLC
LPPN, Inc.
LPS, Inc.
Marietta Outpatient Medical Building, Inc.
Marietta Outpatient Surgery, Ltd.
Marietta Surgical Center
Marietta Surgical Center, Inc.
Med Corp., Inc.
MedFirst, Inc.
Medical Center- West, Inc.
MGIM, LLC
MOSC Sports Medicine, Inc.
Newnan Hospitals I, L.L.C.
North Cobb Physical Therapy, Inc.
North Georgia Primary Care Group, LLC
Northlake Medical Center, LLC
Northlake MultiSpecialty Associates, LLC
Northlake Physician Practice Network, Inc.
Northlake Surgical Center, L.P.
Northlake Surgical Center
Northlake Surgicare, Inc.
Orthopaedic Specialty Associates, L.P.
Orthopaedic Sports Specialty Associates, Inc.
Palmyra Park Hospital, Inc.
Palmyra Medical Centers
Palmyra Park, Limited Partnership
Palmyra Professional Fees, LLC
Parkway Physician Practice Company
Parkway Surgery Center, L.P.
Peachtree Corners Surgery Center, Ltd.
Peachtree Occupational Medicine Center, LLC
Peachtree Physician Practice Network, Inc.
Pediatric Surgery Center, L.P.
Pediatric Surgicare of Atlanta, LLC
Polk Physician Practice Network, Inc.
Pulmonary & Critical Care of Georgia, LLC
Redmond ER Services, Inc.
Redmond Hospital Services, LLC
Redmond Hospital-Based Services, LLC
Redmond P.D.N., Inc.
Redmond Park Health Services, Inc.
Redmond Park Hospital, LLC
Redmond Regional Medical Center
Redmond Physician Practice Company
Redmond Physician Practice Company II
Redmond Physician Practice Company III
Redmond Physician Practice Company IV
Redmond Physician Practice Company V
Redmond Physician Practice Company VI
Redmond Physician Practice VIII, LLC

Redmond Physician Practice XI, LLC
Rockbridge Primary Care, LLC
Rome Imaging Center Limited Partnership
S.O.R., Inc.
SCNG, LLC
Southeast Division, Inc.
Surgery Center of Rome, L.P.
The Surgery Center of Rome
Surgicare of Augusta, Inc.
Surgicare of Buckhead, LLC
Surgicare of Evans, Inc.
Surgicare of Lee County, LLC
Surgicare of Rome, Inc.
The Rankin Foundation
Urology Center of North Georgia, LLC
West Paces Services, Inc.

IDAHO

Eastern Idaho Health Services, Inc.
Eastern Idaho Regional Medical Center
Eastern Idaho OB Clinic, LLC
Eastern Idaho Regional Medical Center Physician Services, LLC
Idaho Physician Services, Inc.
Patients First Neonatology, LLC
West Valley Internal Medicine, LLC
West Valley Medical Center, Inc.
West Valley Medical Center
West Valley Professional Fee Billing, LLC

ILLINOIS

Chicago Grant Hospital, Inc.
Columbia Chicago Division, Inc.
Columbia Chicago Homecare, Inc.
Columbia Chicago Northside Hospital, Inc.
Columbia LaGrange Hospital, Inc.
Columbia Surgicare — North Michigan Ave., L.P.
Galen Hospital Illinois, Inc.
Galen of Illinois, Inc.
Illinois Psychiatric Hospital Company, Inc.
Smith Laboratories, Inc.

INDIANA

Advanced Neurosurgery, LLC
Advanced Orthopedics, LLC
All About Staffing, Inc.
BAMI-COL, Inc.
Basic American Medical, Inc.
Columbia PhysicianCare Outpatient Surgery Center, Ltd.
Jeffersonville MediVision, Inc.
Physician Practices of Terre Haute, Inc.
Surgicare of Indianapolis, Inc.
Surgicare of Terre Haute, LLC
Terre Haute Heart Lung Vascular Associates, LLC
Terre Haute Hospitalists Service, LLC
Terre Haute MOB, L.P.
Terre Haute Obstetrics and Gynecology, LLC

Terre Haute Regional Physician Hospital Organization, Inc.
Terre Haute Regional Surgery Center, L.P.
Wabash Valley Hospitalists, LLC
Women’s Management Services, Inc.

KANSAS

Galichia Laboratories, Inc.
HealthPlus Physical Therapy, LLC
Johnson County Neurology, LLC
Johnson County Surgery Center, L.P.
Surgicenter of Johnson County
Johnson County Surgicenter, L.L.C.
Kansas Trauma and Critical Care Specialists, LLC
Mid-America Surgery Center, LLC
Mid-America Surgery Institute, LLC
Midwest Cardiovascular and Thoracic Surgeons of Kansas, LLC
Midwest Division, Inc.
OB-GYN Diagnostics, Inc.
Overland Park Cardiovascular, Inc.
Quivira Internal Medicine, Inc.
Surgery Center of Overland Park, L.P.
Overland Park Surgery Center
Surgicare of Overland Park, LLC
Surgicare of Wichita, Inc.
Surgicare of Wichita, Ltd.
Surgicare of Wichita
Surgicenter of Johnson County, Ltd.
Trauma Institute at Overland Park Regional Medical Center, LLC
Wesley Physician Services, LLC

KENTUCKY

Bowling Green Medical Clinic — Greenview, LLC
Capel Surgical Associates, LLC
CHCK, Inc.
Columbia Behavioral Health Network, Inc.
Columbia Kentucky Division, Inc.
Columbia Medical Group — Frankfort, Inc.
Columbia Medical Group — Greenview, Inc.
Frankfort Ambulatory Surgery Center, L.P.
Frankfort Hospital, Inc.
Frankfort Regional Medical Center
Frankfort Orthopedics, LLC
Frankfort Wound Care, LLC
Franklin Surgical, LLC
Galen of Kentucky, Inc.
GALENCO, Inc.
Greenview Hospital, Inc.
Greenview Regional Hospital
Greenview PrimeCare, LLC
Hospitalists at Greenview Regional Hospital, LLC
Kentucky Vascular and Thoracic Associates, LLC
Physicians Medical Management, LLC
South Central Kentucky Corp.
Southern Kentucky Urology, LLC
Spring View Health Alliance, Inc.
Subco of Kentucky, Inc.

Surgery Center of Greenview, L.P.
Surgicare of Frankfort, Inc.
Surgicare of Greenview, Inc.
Tri-County Community Hospital, Inc.
Western Kentucky Gastroenterology, LLC

LOUISIANA

Acadiana Care Center, Inc.
Acadiana Practice Management, Inc.
Acadiana Regional Pharmacy, Inc.
BRASS East Surgery Center Partnership in Commendam
Center for Digestive Diseases, LLC
Columbia Healthcare System of Louisiana, Inc.
Columbia Lakeview Surgery Center, LP
Columbia West Bank Hospital, Inc.
Columbia/HCA Healthcare Corporation of Central Louisiana, Inc.
Columbia/HCA of Baton Rouge, Inc.
Columbia/HCA of New Orleans, Inc.
Columbia/Lakeview, Inc.
Dauterive Hospital Corporation
Dauterive Hospital
Dauterive Professionals Management, L.L.C.
Doctors Hospital of Opelousas Limited Partnership
Hamilton Medical Center, Inc.
Southwest Medical Center — Lafayette
HCA Health Services of Louisiana, Inc.
HCA Highland Hospital, Inc.
Lafayette OB Hospitalists, LLC
Lafayette Pediatric Neurology Center, LLC
Lafayette Surgery Center Limited Partnership
Lafayette Surgicare
Lafayette Surgicare, Inc.
Lafayette Urogynecology & Urology Center, LLC
Lake Charles Surgery Center, Inc.
Lakeview Radiation Oncology, L.L.C
Louisiana Psychiatric Company, Inc.
Medical Center of Baton Rouge, Inc.
Medical Center of Southwest Louisiana Professionals Management, L.L.C.
Metairie Primary Care Associates, LLC
Notami (Opelousas), Inc.
Notami Hospitals of Louisiana, Inc.
Pediatric Heart Center (A Medical Limited Liability Company)
Rapides Healthcare System, L.L.C.
Avoyelles Hospital
Oakdale Community Hospital
Rapides Regional Medical Center
Savoy Medical Center
Winn Parish Medical Center
Rapides Physicians Management, LLC
Rapides Surgery Center, LLC
Southwest Family Medicine, LLC
Surgicare Merger Company of Louisiana
Surgicare of Lakeview, Inc.
Surgicare Outpatient Center of Baton Rouge, Inc.
Surgicenter of East Jefferson, Inc.
TUHC Anesthesiology Group, LLC

TUHC Hospitalist Group, LLC
TUHC Primary Care and Pediatrics Group, LLC
TUHC Radiology Group, LLC
TUHC Specialty Group, LLC
Tulane Clinic, LLC
Tulane Primary Care, LLC
Tulane Professionals Management, L.L.C.
University Healthcare System, L.C.
Tulane University Hospital and Clinic
Uptown Primary Care Associates, LLC
WGH, Inc.
Women’s & Children’s Pediatric Hematology/Oncology Center, LLC
Women’s & Children’s Pediatric Pulmonologist Center, LLC
Women’s and Children’s Hospital, Inc.
Women’s & Children’s Hospital
Women’s and Children’s Pediatric Orthopedic Center, LLC
Women’s and Children’s Professional Management, L.L.C.

MASSACHUSETTS

Columbia Hospital Corporation of Massachusetts, Inc.
Orlando Outpatient Surgical Center, Ltd.

MISSISSIPPI

Brookwood Medical Center of Gulfport, Inc.
Coastal Imaging Center of Gulfport, Inc.
Coastal Imaging Center, L.P.
Galen of Mississippi, Inc.
Garden Park Investments, L.P.
Garden Park Physician Services Corporation
Garden Park Professional Services, LLC
Garden Park Professionals Management, LLC
GOSC, L.P.
Gulfport Outpatient Surgical Center
GOSC-GP, Inc.
Gulf Coast Medical Ventures, Inc.
HTI Health Services, Inc.
Orange Grove Surgical Associates, LLC
Southern Urology Associates, LLC
VIP, Inc.

MISSOURI

Baptist Lutheran Endoscopy Center, L.P.
Baptist Lutheran HBP, LLC
Baptist Lutheran Surgery Center, L.P.
Belton HBP, LLC
Cedar Creek Medical Group, LLC
Centerpoint Cardiology Services, LLC
Centerpoint Orthopedics, LLC
Centerpoint Physicians Group, LLC
Clinishare, Inc.
EHS Remainco, Inc.
Eye Care Surgicare, Ltd.
Eye Surgicare of Independence, LLC
Family Care at Arbor Walk, LLC
Family Health Specialists of Lee’s Summit, LLC
Foot & Ankle Specialty Services, LLC

Galen Sale Corporation
HCA Midwest Comprehensive Care, Inc.
Health Midwest Medical Group, Inc.
Health Midwest Office Facilities Corporation
Health Midwest Ventures Group, Inc.
HEI Missouri, Inc.
HM Acquisition, LLC
Independence Neurosurgery Services, LLC
Independence Surgicare, Inc.
Kansas City Neurology Associates, LLC
Kansas City Perfusion Services, Inc.
Kansas City Pulmonology Practice, LLC
Lee’s Summit Medical Imaging, Inc.
Medical Center Imaging, Inc.
Metropolitan Multispecialty Physicians Group, Inc.
Metropolitan OB-GYN Associates, LLC
Mid-States Financial Services, Inc.
Midwest Cardiovascular & Thoracic Surgery, LLC
Midwest Division — RBH, LLC
Research Belton Hospital
Midwest Infectious Disease Specialists, LLC
Midwest Newborn Care, LLC
Midwest Trauma Services, LLC
Missouri Healthcare System, L.P.
Notami Hospitals of Missouri, Inc.
Nuclear Diagnosis, Inc.
Ozarks Medical Services, Inc.
Panorama Park Occupational Medicine, LLC
Precise Imaging, Inc.
Raymore Medical Group, LLC
Research Family Physicians, LLC
Research GYN/Oncology Associates, LLC
Research Neurology Associates, LLC
Research Neurosurgery Associates, LLC
Research Psychiatric - 1500, LLC
RMC — Pulmonary, LLC
RMC Transplant Physicians, LLC
Surgery Center of Independence, L.P.
Centerpoint Ambulatory Surgery Center
Surgicare of Antioch Hills, Inc.
Surgicare of Baptist Lutheran Endoscopy, LLC
Surgicare of Baptist Lutheran, LLC
Surgicenter of Kansas City, L.L.C.
Surgicenter of Kansas City

NEVADA

CHC Holdings, Inc.
CHC Venture Co.
CIS Holdings, Inc.
Columbia Hospital Corporation of West Houston
Columbia Southwest Division, Inc.
Desert Physical Therapy, Inc.
Fremont Women’s Health, LLC
Green Valley Surgery Center, L.P.
Health Service Partners, Inc.
Las Vegas ASC, LLC

Las Vegas Physical Therapy, Inc.
Las Vegas Surgical Center, a Nevada limited partnership
Las Vegas Surgicare, Inc.
Las Vegas Surgicare, Ltd.
Las Vegas Surgery Center
Nevada Psychiatric Company, Inc.
Nevada Surgery Center of Southern Hills, L.P.
Nevada Surgicare of Southern Hills, LLC
Rhodes Limited-Liability Company
Sahara Outpatient Surgery Center, Ltd.
Sahara Surgery Center
Southern Hills Medical Center, LLC
Southern Hills Hospital & Medical Center
Specialty Surgicare of Las Vegas, LP
Specialty Surgery Center
Sunrise Anesthesia Services, LLC
Sunrise Clinical Research Institute, Inc.
Sunrise Flamingo Surgery Center, Limited Partnership
Flamingo Surgery Center
Sunrise Mountainview Hospital, Inc.
MountainView Hospital
Sunrise Outpatient Services, Inc.
Sunrise Physician Services, LLC
Sunrise Trauma Services, LLC
Surgicare of Henderson, Inc.
Surgicare of Las Vegas, Inc.
Value Health Holdings, Inc.
VH Holdco, Inc.
VH Holdings, Inc.
Western Plains Capital, Inc.

NEW HAMPSHIRE

Appledore Medical Group II, Inc.
Appledore Medical Group, Inc.
Derry ASC, Inc.
Derry Surgery Center, Limited Partnership
Derry Surgery Center
HCA Health Services of New Hampshire, Inc.
Parkland Medical Center
Portsmouth Regional Hospital
Med-Point of New Hampshire, Inc.
Parkland Hospitalists Program, LLC
Parkland Oncology, LLC
Parkland Physician Services, Inc.
Salem Surgery Center
PRH Hospitalists, LLC
PRH Oncology, LLC
Salem Surgery Center, Limited Partnership
Surgicare of Salem, LLC

NEW MEXICO

New Mexico Psychiatric Company, Inc.

NORTH CAROLINA

Brunswick Anesthesia, LLC
Brunswick Primary Care, LLC

Brunswick Surgical Associates I, LLC
CareOne Home Health Services, Inc.
Columbia Cape Fear Healthcare System, Limited Partnership
Columbia North Carolina Division, Inc.
Columbia-CFMH, Inc.
Cumberland Medical Center, Inc.
HCA — Raleigh Community Hospital, Inc.
Heritage Hospital, Inc.
Hospital Corporation of North Carolina
HTI Health Services of North Carolina, Inc.
Mecklenburg Surgical Land Development, Ltd.
North Carolina Physician Network, Inc.
Raleigh Community Medical Office Building, Ltd.
Wake Psychiatric Hospital, Inc.

OHIO

AHN Holdings, Inc.
Columbia Beachwood Surgery Center, Ltd.
Columbia Dayton Surgery Center, Ltd.
Columbia Ohio Division, Inc.
Columbia/HCA Healthcare Corporation of Northern Ohio
Columbia-CSA/HS Greater Canton Area Healthcare System, L.P.
Columbia-CSA/HS Greater Cleveland Area Healthcare System, L.P.
E.N.T. Services, Inc.
Lorain County Surgery Center, Ltd.
Surgicare of Lorain County, Inc.
Surgicare of North Cincinnati, Inc.
Surgicare of Westlake, Inc.
Westlake Surgicare, L.P.

OKLAHOMA

Columbia Doctors Hospital of Tulsa, Inc.
Columbia Oklahoma Division, Inc.
Columbia/Edge Mobile Medical, L.L.C.
Edmond General Surgery, LLC
Edmond Physician Hospital Organization, Inc.
Edmond Physician Services, LLC
Edmond Spine and Orthopedic Services, LLC
Green Country Anesthesiology Group, Inc.
HCA Health Services of Oklahoma, Inc.
OU Medical Center
Healthcare Oklahoma, Inc.
Integrated Management Services of Oklahoma, Inc.
Lake Region Health Alliance Corporation
Medi Flight of Oklahoma, LLC
Medical Imaging, Inc.
Millenium Health Care of Oklahoma, Inc.
Oklahoma Outpatient Surgery Limited Partnership
Oklahoma Surgicare
Oklahoma Surgicare, Inc.
Plains Healthcare System, Inc.
Presbyterian Office Building, Ltd.
Rogers County PHO, Inc.
Stephenson Laser Center, L.L.C.
Surgicare of Northwest Oklahoma Limited Partnership
Surgicare of Oklahoma City-Midtown, L.P.

Surgicare of Tulsa, Inc.
SWMC, Inc.
Wagoner Medical Group, Inc.

PENNSYLVANIA

Basic American Medical Equipment Company, Inc.
Chestnut Hill Surgical Investors, Ltd.
Surgicare of Philadelphia, Inc.

SOUTH CAROLINA

C/HCA Development, Inc.
Carolina Forest Imaging Center, LLC
Carolina Regional Surgery Center, Inc.
Carolina Regional Surgery Center, Ltd.
Grande Dunes Surgery Center
Coastal Carolina Home Care, Inc.
Coastal Carolina MultiSpecialty Associates, LLC
Coastal Inpatient Physicians, LLC
Colleton Ambulatory Care, LLC
Colleton Ambulatory Surgery Center
Colleton Diagnostic Center, LLC
Colleton Medical Anesthesia, LLC
Colleton Medical Hospitalists, LLC
Colleton Neurology Associates, LLC
Colleton Otolaryngology, Head and Neck Surgery, LLC
Columbia/HCA Healthcare Corporation of South Carolina
Columbia-CSA/HS Greater Columbia Area Healthcare System, LP
Community Medical Centers, LLC
Doctor’s Memorial Hospital of Spartanburg, L.P.
Edisto Multispecialty Associates, Inc.
Grand Strand Senior Health Center, LLC
North Charleston Diagnostic Imaging Center, LLC
Providence Eye Care, Inc.
South Carolina Imaging Employer Corp.
South Carolina Market, Inc.
Trident Behavioral Health Services, LLC
Trident Eye Surgery Center, L.P.
Trident Eye Surgery Center
Trident Medical Services, Inc.
Trident MRI Associates, L.P.
Trident Neonatology Services, LLC
Walterboro Community Hospital, Inc.
Colleton Medical Center

SWITZERLAND

HCA Switzerland Holding Sàrl
CDRC Centre de Diagnostic Radiologique de Carouge SA
Clinique de Carouge CMCC SA
Glemm SA
La Tour Healthcare Holding SARL
La Tour S.A.
Clinique De Carouge
Hopital de la Tour
Permanence de la Clinique de Carouge SA
Permanence La Tour S.A.
Physiotherapie S. Pidancet Sport Multitherapies La Tour SA

TENNESSEE

America’s Group, Inc.
Appalachian OB/GYN Associates, Inc.
Arthritis Specialists of Nashville, Inc.
Athens Community Hospital, Inc.
Atrium Surgery Center, Ltd.
Atrium Memorial Surgery Center
Centennial Cardiovascular Consultants, LLC
Centennial Heart Center, LLC
Centennial Heart, LLC
Centennial Surgery Center, L.P.
Centennial Surgery Center
Centennial Surgical Associates, LLC
Central Tennessee Hospital Corporation
Horizon Medical Center
Chattanooga Healthcare Network Partner, Inc.
Chattanooga Healthcare Network, L.P.
Columbia Health Management, Inc.
Columbia Healthcare Network of Tri-Cities, Inc.
Columbia Healthcare Network of West Tennessee, Inc.
Columbia Integrated Health Systems, Inc.
Columbia Medical Group — Athens, Inc.
Columbia Medical Group — Centennial, Inc.
Columbia Medical Group — Daystar, Inc.
Columbia Medical Group — Eastridge, Inc.
Columbia Medical Group — Franklin Medical Clinic, Inc.
Columbia Medical Group — Hendersonville, Inc.
Columbia Medical Group — Nashville Memorial, Inc.
Columbia Medical Group — Parkridge, Inc.
Columbia Medical Group — River Park, Inc.
Columbia Medical Group — Southern Hills, Inc.
Columbia Medical Group — Southern Medical Group, Inc.
Columbia Medical Group — The Frist Clinic, Inc.
Columbia Mid-Atlantic Division, Inc.
Columbia Nashville Division, Inc.
Columbia Northeast Division, Inc.
Cool Springs Surgery Center, LLC
Cumberland Division, Inc.
Dickson Corporate Health Services, LLC
Dickson Surgery Center, L.P.
Eastern Tennessee Medical Services, Inc.
Florida Primary Physicians, L.P.
Goodlettsville Primary Care, LLC
HCA — Information Technology & Services, Inc.
HCA Central Group, Inc.
HCA Chattanooga Market, Inc.
HCA Development Company, Inc.
HCA Eastern Group, Inc.
HCA Health Services of Tennessee, Inc.
Centennial Medical Center
Centennial Medical Center at Ashland City
Southern Hills Medical Center
StoneCrest Medical Center
Summit Medical Center
HCA Home and Clinical Services, Inc.

HCA Medical Services, Inc.
HCA Physician Services, Inc.
HCA Psychiatric Company
HCA Realty, Inc.
Healthtrust, Inc. — The Hospital Company
Hendersonville Hospital Corporation
Hendersonville Medical Center
Hendersonville Hospitalist Services, Inc.
Hendersonville OB-GYN, LLC
Hermitage Primary Care, LLC
Holly Hill/Charter Behavioral Health System, L.L.C.
Hometrust Management Services, Inc.
Horizon Orthopedics, LLC
Hospital Corporation of Tennessee
Hospital Realty Corporation
Hospitalists at Centennial Medical Center, LLC
Hospitalists at Parkridge, LLC
HTI Memorial Hospital Corporation
Skyline Medical Center
HTI Tri-Cities Rehabilitation, Inc.
Indian Path Hospital, Inc.
Indian Path Rehabilitation Center, Inc.
Judy’s Foods, Inc.
Lookout Valley Medical Center, LLC
Madison Anesthesiology, LLC
Madison Behavioral Health, LLC
Madison Internal Medicine, LLC
Madison Primary Care, LLC
McMinnville Cardiology, LLC
Med Group — Southern Hills Hospitalists, LLC
Medical Group — Dickson, Inc.
Medical Group — Southern Hills of Brentwood, LLC
Medical Group — Southern Hills of Nolensville, LLC
Medical Group — Stonecrest FP, Inc.
Medical Group — Stonecrest Pulmonology, LLC
Medical Group — StoneCrest, Inc.
Medical Group — Summit, Inc.
Medical Plaza Ambulatory Surgery Center Associates, L.P.
Plaza Day Surgery
Medical Plaza MRI, L.P.
Medical Resource Group, Inc.
Middle Tennessee Medical Services Corporation
Mid-State Physicians, LLC
Nashville Psychiatric Company, Inc.
Network Management Services, Inc.
North Florida Regional Freestanding Surgery Center, L.P.
North Florida Surgical Pavilion
North Nashville Family Health Center, LLC
Old AMSC, Ltd. Tennessee Limited Partnership
Old Fort Village, LLC
OneSourceMed, Inc.
Palmer Medical Center, LLC
Parkridge East Specialty Associates, LLC
Parkridge Hospitalists, Inc.
Parkridge Medical Associates, LLC

Parkridge Medical Center, Inc.
Parkridge Medical Center
Parkridge Professionals, Inc.
Parkside Surgery Center, Inc.
Plano Ambulatory Surgery Associates, L.P.
Surgery Center of Plano
Portland Primary Care, LLC
Portland Surgical, LLC
Pulmonary Medicine of Dickson, LLC
Quantum Innovations, Inc.
Rio Grande Surgery Center Associates, L.P.
Rio Grande Surgery Center
Signal Mountain Primary Care, LLC
Skyline Hospitalists, LLC
Skyline Medical Group, LLC
Skyline Neuroscience Associates, LLC
Skyline Primary Care, LLC
Skyline Rehab Associates, LLC
Skyline Riverside Medical Group, LLC
Southeast Surgical Solutions, LLC
Southern Hills Orthopaedic Consultants, LLC
Southern Hills Surgery Center, L.P.
Spring Hill Hospital, Inc.
Spring Hill Physicians, LLC
SRS Acquisition, Inc.
St. Mark’s Ambulatory Surgery Associates, L.P.
St. Mark’s Outpatient Surgery Center
Stonecrest Medical Group — Family Practice of Murfreesboro, LLC
Stonecrest Medical Group — SC Murfreesboro Family Practice, LLC
Sullins Surgical Center, Inc.
Summit Research Solutions, LLC
Summit Surgery Center, L.P.
Summit Surgery Center
Surgery Center of Chattanooga, L.P.
Surgery Center of Chattanooga
Surgicare of Chattanooga, LLC
Surgicare of Dickson, LLC
Surgicare of Madison, Inc.
Surgicare of Southern Hills, Inc.
Surgicare of Wilson County, LLC
Surgicare Outpatient Center of Jackson, Inc.
Sycamore Shoals Hospital, Inc.
TCMC Madison-Portland, Inc.
Tennessee Healthcare Management, Inc.
Tennessee Valley Outpatient Diagnostic Center, LLC
Tennessee Valley Surgery Center, L.P.
The Charter Cypress Behavioral Health System, L.L.C.
Trident Ambulatory Surgery Center, L.P.
Trident Ambulatory Surgery Center
TriStar Cath Management, LLC
TriStar Health System, Inc.
TriStar Outpatient Cardiac Catheterization Center, LLC
Troop and Jacobs, Inc.
Wilson County Outpatient Surgery Center, L.P.

TEXAS

All About Staffing of Texas, Inc.
Ambulatory Endoscopy Clinic of Dallas, Ltd.
Arlington Diagnostic South, Inc.
Austin Medical Center, Inc.
Bailey Square Outpatient Surgical Center, Inc.
Barrow Medical Center CT Services, Ltd.
Bay Area Healthcare Group, Ltd.
Corpus Christi Medical Center
Bay Area Surgical Center Investors, Ltd.
Bay Area Surgicare Center, Inc.
Bayshore Surgery Center, Ltd.
Bayshore Surgery Center
Beaumont Healthcare System, Inc.
Bedford-Northeast Community Hospital, Inc.
Bellaire Imaging, Inc.
Brownsville-Valley Regional Medical Center, Inc.
Calloway Creek Surgery Center, L.P.
Calloway Creek Surgicare, LLC
CHC Management, Ltd.
CHC Payroll Company
CHC Realty Company
CHCA Pearland, L.P.
CHC-El Paso Corp.
CHC-Miami Corp.
Clear Lake Regional Medical Center, Inc.
Clear Lake Surgicare, Ltd.
Bay Area Surgicare Center
Coastal Bend Hospital CT Services, Ltd.
COL-NAMC Holdings, Inc.
Columbia Ambulatory Surgery Division, Inc.
Columbia Bay Area Realty, Ltd.
Columbia Call Center, Inc.
Columbia Central Group, Inc.
Columbia Central Verification Services, Inc.
Columbia Champions Treatment Center, Inc.
Columbia GP of Mesquite, Inc.
Columbia Greater Houston Division Healthcare Network, Inc.
Columbia Hospital at Medical City Dallas Subsidiary, L.P.
Medical City Dallas Hospital
Columbia Hospital Corporation at the Medical Center
Columbia Hospital Corporation of Arlington
Columbia Hospital Corporation of Bay Area
Columbia Hospital Corporation of Corpus Christi
Columbia Hospital Securities Corporation
Columbia Hospital — Arlington (WC), Ltd.
Columbia Hospital — El Paso, Ltd.
Columbia Lone Star/Arkansas Division, Inc.
Columbia Medical Arts Hospital Subsidiary, L.P.
Columbia Medical Center at Lancaster Subsidiary, L.P.
Columbia Medical Center Dallas Southwest Subsidiary, L.P.
Columbia Medical Center of Arlington Subsidiary, L.P.
Medical Center of Arlington
Columbia Medical Center of Denton Subsidiary, L.P.
Denton Regional Medical Center

Columbia Medical Center of Las Colinas, Inc.
Las Colinas Medical Center
Columbia Medical Center of Lewisville Subsidiary, L.P.
Medical Center of Lewisville
Columbia Medical Center of McKinney Subsidiary, L.P.
Medical Center of McKinney
Columbia Medical Center of Plano Subsidiary, L.P.
Medical Center of Plano
Columbia North Hills Hospital Subsidiary, L.P.
North Hills Hospital
Columbia North Texas Healthcare System, L.P.
Columbia North Texas Subsidiary GP, LLC
Columbia North Texas Surgery Center Subsidiary, L.P.
Columbia Northwest Medical Center Partners, Ltd.
Columbia Northwest Medical Center, Inc.
Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.
Plaza Medical Center of Fort Worth
Columbia Psychiatric Management Co.
Columbia South Texas Division, Inc.
Columbia Specialty Hospital of Dallas Subsidiary, L.P.
Columbia Specialty Hospitals, Inc.
Columbia Surgery Group, Inc.
Columbia/HCA Healthcare Corporation of Central Texas
Columbia/HCA Heartcare of Corpus Christi, Inc.
Columbia/HCA International Group, Inc.
Columbia/HCA of Houston, Inc.
Columbia/HCA of North Texas, Inc.
Columbia/HCA Physician Hospital Organization Medical Center Hospital
Columbia/Pasadena Healthcare System, L.P.
Columbia-Quantum, Inc.
Conroe Hospital Corporation
Corpus Christi Healthcare Group, Ltd.
Corpus Christi Surgery Center, L.P.
Corpus Christi Surgery, Ltd.
Corpus Surgicare, Inc.
Deep Purple Investments, LLC
Denton Regional Ambulatory Surgery Center, L.P.
Day Surgery Center at Denton Regional Medical Center
Doctors Bay Area Physician Hospital Organization
Doctors Hospital (Conroe), Inc.
E.P. Physical Therapy Centers, Inc.
El Paso Healthcare System, Ltd.
Del Sol Medical Center
Las Palmas Medical Center
El Paso Nurses Unlimited, Inc.
El Paso Physical Therapy Centers, Ltd.
El Paso Surgery Centers, L.P.
East El Paso Surgery Center
Surgical Center of El Paso
El Paso Surgicenter, Inc.
Endoscopy Clinic of Dallas, Inc.
Endoscopy of Plano, L.P.
Endoscopy Surgicare of Plano, LLC
EPIC Properties, Inc.
EPSC, L.P.
Flower Mound Surgery Center, Ltd.

Fort Worth Investments, Inc.
Frisco Warren Parkway 91, Inc.
Galen Hospital of Baytown, Inc.
Gramercy Surgery Center, Ltd.
Gramercy Outpatient Surgery Center
Greater Houston Preferred Provider Option, Inc.
Green Oaks Hospital Subsidiary, L.P.
Green Oaks Hospital
Gulf Coast Division, Inc.
Gulf Coast Physician Administrators, Inc.
HCA Central/West Texas Physicians Management, LLC
HCA Health Services of Texas, Inc.
HCA Pearland GP, Inc.
HCA Plano Imaging, Inc.
HCA Western Group, Inc.
Heartcare of Texas, Ltd.
HEI Sealy, Inc.
Houston Northwest Surgical Partners, Inc.
HPG Energy, L.P.
HPG GP, LLC
HTI Gulf Coast, Inc.
Kingwood Surgery Center, Ltd.
KPH-Consolidation, Inc.
Kingwood Medical Center
Las Colinas Surgery Center, Ltd.
Las Colinas Surgery Center
Leadership Healthcare Holdings II L.P., L.L.P.
Leadership Healthcare Holdings L.P., L.L.P.
Longview Regional Physician Hospital Organization, Inc.
Med City Dallas Outpatient Surgery Center, L.P.
Medical City Ambulatory Surgery Center
Med Plus of El Paso, Inc.
Med-Center Hosp./Houston, Inc.
Medical Care Surgery Center, Inc.
Medical City Dallas Hospital, Inc.
MediPurchase, Inc.
Methodist Healthcare System of San Antonio, Ltd., L.L.P.
Methodist Ambulatory Surgery Hospital — Northwest
Methodist Children’s Hospital of South Texas
Methodist Hospital
Methodist Specialty and Transplant Hospital
Metropolitan Methodist Hospital
Northeast Methodist Hospital
Metroplex Surgicenters, Inc.
MGH Medical, Inc.
MHS SC Partner, L.L.C.
MHS Surgery Centers, L.P.
Mid-Cities Surgi-Center, Inc.
National Patient Account Services, Inc.
Navarro Memorial Hospital, Inc.
North Hills Cardiac Catheterization Center, L.P.
North Hills Catheterization Lab, LLC
North Hills Surgicare, L.P.
Texas Pediatric Surgery Center
North Texas Division, Inc.
North Texas General, L.P.

North Texas Technologies, Ltd.
Northeast PHO, Inc.
Occupational and Family Medicine of South Texas
Orthopedic Hospital, Ltd.
Texas Orthopedic Hospital
Outpatient Services — River Oaks Imaging, L.P.
Outpatient Women’s and Children’s Surgery Center, Ltd.
Fannin Surgicare
Paragon of Texas Health Properties, Inc.
Paragon Physicians Hospital Organization of South Texas, Inc.
Paragon Surgery Centers of Texas, Inc.
Park Central Surgical Center, Ltd.
Park Central Surgical Center
Parkway Cardiac Center, Ltd.
Parkway Surgery Services, Ltd.
Pasadena Bayshore Hospital, Inc.
Pediatric Surgicare, Inc.
Primary Health Network of South Texas
Quantum/Bellaire Imaging, Ltd.
Radiology Services of El Paso, Inc.
Rim Building Partners, L.P.
Rio Grande Healthcare MSO, Inc.
Rio Grande NP, Inc.
Rio Grande Regional Hospital, Inc.
Rio Grande Regional Investments, Inc.
Rosewood Medical Center, Inc.
Rosewood Professional Building, Ltd.
Royal Oaks Surgery Center, L.P.
S.A. Medical Center, Inc.
San Antonio Division, Inc.
San Antonio Regional Hospital, Inc.
South Texas Surgicare, Inc.
Southwest Houston Surgicare, Inc.
Spring Branch Medical Center, Inc.
Spring Branch Medical Center
St. David’s Healthcare Partnership, L.P., LLP
North Austin Medical Center
Round Rock Medical Center
South Austin Hospital
St. David’s Georgetown Hospital
St. David’s Medical Center
STPN Manager, LLC
Sugar Land Surgery Center, Ltd.
Sugar Land Surgery Center
Sun Towers/Vista Hills Holding Co.
Sunbelt Regional Medical Center, Inc.
Surgical Center of Irving, Inc.
Surgical Facility of West Houston, L.P.
Surgicare of Arlington, LLC
Surgicare of Central San Antonio, Inc.
Surgicare of Flower Mound, Inc.
Surgicare of Fort Worth Co-GP, LLC
Surgicare of Fort Worth, Inc.
Surgicare of Gramercy, Inc.
Surgicare of Houston Women’s, Inc.
Surgicare of Kingwood, Inc.

Surgicare of McKinney, Inc.
Surgicare of Medical City Dallas, LLC
Surgicare of North Austin, LLC
Surgicare of North San Antonio, Inc.
Surgicare of Northeast San Antonio, Inc.
Surgicare of Pasadena, Inc.
Surgicare of Round Rock, Inc.
Surgicare of Royal Oaks, LLC
Surgicare of South Austin, Inc.
Surgicare of Sugar Land, Inc.
Surgicare of Travis Center, Inc.
Tarrant County Surgery Center, L.P.
Trinity Park Surgery Center
Texas Medical Technologies, Inc.
Texas Psychiatric Company, Inc.
The Family Birth Center, Ltd.
The West Texas Division of Columbia, Inc.
THN Physicians Association, Inc.
Travis Surgery Center, L.P.
Village Oaks Medical Center, Inc.
W & C Hospital, Inc.
West Houston ASC, Inc.
West Houston Healthcare Group, Ltd.
West Houston Outpatient Medical Facility, Inc.
West Houston Surgicare, Inc.
West McKinney Imaging Services, LLC
West Park Surgery Center, L.P.
McKinney Surgery Center
WHMC, Inc.
Willow Creek Hospital, Ltd.
Woman’s Hospital of Texas, Incorporated

UNITED KINGDOM

Columbia U.K. Finance Limited
HCA Finance, LP
HCA International Holdings Limited
HCA International Limited
Princess Grace Hospital
The Harley Street Clinic
The Portland Hospital for Women and Children
The Wellington Hospital
HCA Staffing Limited
HCA UK Capital Limited
HCA UK Holdings Limited
HCA UK Investments Limited
HCA UK Services, Ltd.
HCA United Kingdom Limited
La Tour Finance Limited Partnership
London Radiography & Radiotherapy Services Limited
St. Martins Healthcare Limited
St. Martins Ltd.
The Harley Street Cancer Clinic Limited

UTAH

Bountiful Surgery Center, LLC
Bountiful Surgery Center
Brigham City Community Hospital Physician Services, LLC
Brigham City Community Hospital, Inc.
Brigham City Community Hospital
Brigham City Health Plan, Inc.
Columbia Ogden Medical Center, Inc.
Ogden Regional Medical Center
Columbia Utah Division, Inc.
East Layton Internal Medicine, LLC
General Hospitals of Galen, Inc.
Healthtrust Utah Management Services, Inc.
Hospital Corporation of Utah
Lakeview Hospital
HTI Physician Services of Utah, Inc.
Lakeview Hospital Physician Services, LLC
Lakeview Neurosurgery Clinic, LLC
Lakeview Professional Billing, LLC
Layton Family Practice, LLC
Lone Peak General Surgery, LLC
Lone Peak Primary Care, LLC
Maternal Fetal Services of Utah, LLC
Mountain Division, Inc.
Mountain View Hospital, Inc.
Mountain View Hospital
Mountain View Medical Office Building, Ltd.
Mountainstar Cardiovascular Services, LLC
Northern Utah Healthcare Corporation
St. Mark’s Hospital
Northern Utah Imaging, L.P.
Ogden CV Surgery, LLC
Ogden Regional Health Plan, Inc.
Ogden Regional Medical Center Professional Billing, LLC
Ogden Senior Center, LLC
Salt Lake City Surgicare, Inc.
St. Mark’s Investments, Inc.
St. Mark’s Lone Peak Hospital, Inc.
St. Mark’s Physicians, Inc.
St. Mark’s Professional Services, LLC
Surgicare of Bountiful, LLC
Surgicare of Salt Lake City, LLC
Surgicare of Utah, LLC
Synergies Surgery Center, L.P.
The Wasatch Endoscopy Center, Ltd.
Timpanogos Regional Medical Services, Inc.
Timpanogos Regional Hospital
Utah Imaging GP, LLC
Utah Surgery Center, L.P.
South Towne Surgery Center
West Jordan Hospital Corporation

VIRGINIA

Alleghany General and Bariatric Services, LLC.
Alleghany Hospitalists, LLC
Alleghany Primary Care, Inc.

Ambulatory Services Management Corporation of Chesterfield County, Inc.
Appomattox Imaging, LLC
Arlington Surgery Center, L.P.
Arlington Surgicare, LLC
Ashburn Imaging, LLC
Atrium Surgery Center, L.P.
Atrium Surgicare, LLC
Behavioral Health of Virginia Corporation
Buford Road Imaging, L.L.C.
Capital Division, Inc.
Cardiothoracic Surgeons of Roanoke Valley, LLC
Carlin Springs Urgent Care, LLC
Central Shared Services, LLC
Chesterfield Imaging, LLC
Chippenham & Johnston-Willis Hospitals, Inc.
CJW Medical Center
Chippenham & Johnston-Willis Sports Medicine, LLC
Chippenham Pediatric Specialists, LLC
Christiansburg Internal Medicine, LLC
CJW Infectious Disease, LLC
Colonial Heights Ambulatory Surgery Center, L.P.
Colonial Heights Surgicare, LLC
Columbia Arlington Healthcare System, L.L.C.
Columbia Healthcare of Central Virginia, Inc.
Columbia Medical Group — Southwest Virginia, Inc.
Columbia Pentagon City Hospital, L.L.C.
Columbia Physicians Services, Inc.
Columbia Primary Care Associates, Ltd.
Columbia/Alleghany Regional Hospital, Incorporated
Alleghany Regional Hospital
Columbia/HCA John Randolph, Inc.
John Randolph Medical Center
Community Healthcare of Dublin, LLC
CVMC Property, LLC
Fairfax Surgical Center, L.P.
Fairfax Surgical Center
Family Practice at Forest Hill, LLC
Family Practice at Retreat, LLC
Fort Chiswell Family Practice, LLC
Galen of Virginia, Inc.
Galen Property, LLC
Galen Virginia Hospital Corporation
Generations Family Practice, Inc.
GYN-Oncology of Southwest Virginia, LLC
Hanover Outpatient Surgery Center, L.P.
Hanover Outpatient Surgery Center
HCA Health Services of Virginia, Inc.
Henrico Doctors’ Hospital
HCA Richmond Division, Inc.
HDH Thoracic Surgeons, LLC
Henrico Doctors’ Family Medicine, LLC
Henrico Doctors’ Neurology Associates, LLC
Henrico Radiation Oncology, LLC
Hopewell Nursing Home, LLC
HSS Virginia, L.P.
Imaging Services of Richmond, LLC

Institute of Advanced ENT Surgery, LLC
Internal Medicine of Blacksburg, LLC
James River Internists, LLC
John Randolph Family Practice, LLC
John Randolph OB/GYN, LLC
John Randolph Surgeons, LLC
Lewis Gale Physicians Specialists, LLC
Lewis-Gale Hospital, Incorporated
Lewis-Gale Physicians, LLC
LGMC Ambulatory Surgery Center, LLC
Loudoun Surgery Center, L.P.
Loudoun Surgery Center, LLC
Management Services of the Virginias, Inc.
Montgomery Cancer Center, LLC
Montgomery Hospitalists, LLC
Montgomery Regional Hospital, Inc.
Montgomery Regional Hospital
Montgomery Surgery Associates, LLC
MOS Temps, Inc.
NOCO, Inc.
Northern Virginia Community Hospital, LLC
Northern Virginia Hospital Corporation
Orthopedics Specialists, LLC
Pediatric Specialists for CJW, LLC
Preferred Hospitals, Inc.
Primary Care of West End, LLC
Primary Health Group, Inc.
Pulaski Community Hospital, Inc.
Pulaski Community Hospital
Pulaski Radiologists, LLC
Pulaski Urology, LLC
Quick Care Centers, LLC
Reston Surgery Center, L.P.
Reston Surgery Center
Retreat Cardiology, LLC
Retreat Hospital, Inc.
Retreat Hospital
Retreat Internal Medicine, LLC
Retreat Surgical Associates, LLC
Richmond Imaging Employer Corp.
Richmond Pediatric Surgeon’s, LLC
Roanoke Imaging, LLC
Roanoke Neurosurgery, LLC
Roanoke Surgery Center, L.P.
Blue Ridge Surgery Center
Roanoke Valley Gynecology, LLC
Robious Wellness Associates, L.L.P.
Salem Hospitalists, LLC
Short Pump Imaging, LLC
Southwest Virginia Fertility Center, LLC
Southwest Virginia Orthopedics and Spine, LLC
Spotsylvania Medical Center, Inc.
Stafford Imaging, LLC
Surgical Associates of Southwest Virginia, LLC
Surgical Associates of the New River Valley, LLC
Surgicare of Fairfax, Inc.

Surgicare of Hanover, Inc.
Surgicare of Reston, Inc.
Surgicare of Roanoke, LLC
Surgicare of Tuckahoe, Inc.
The Women’s Center at Alleghany, LLC
Tri Medical, LLC
Urology Specialists of Richmond, LLC
Virginia Gynecologic Oncology, LLC
Virginia Hematology & Oncology Associates, Inc.
Virginia Hospitalists, Inc.
Virginia Psychiatric Company, Inc.
Dominion Hospital

WASHINGTON

ACH, Inc.
Capital Network Services, Inc.

WEST VIRGINIA

Columbia Parkersburg Healthcare System, LLC
Columbia/HCA WVMS Member, Inc.
Galen of West Virginia, Inc.
HCA Health Services of West Virginia, Inc.
Hospital Corporation of America
Parkersburg SJ Holdings, Inc.
St. Francis Sleep Lab Professional Services, LLC
Teays Valley Health Services, LLC
Tri Cities Health Services Corp.